Dear Shareholder,

     CALAMOS is pleased to provide you our Semi-Annual Report on the CALAMOS Convertible Portfolio. CALAMOS is a pioneer in convertible securities investment management with over two decades of experience. We are pleased to have been added to the Century II Variable Products choices earlier this year.

     Investing can at times be exhilarating, at other times concerning. We believe that our disciplined approach to balancing risk and reward provides the potential to build financial success with security. Our convertible strategy provides you, the investor, with confidence to withstand the volatility in today's markets. In addition, with the CALAMOS Convertible Portfolio, the advantages of convertible securities provide the potential to benefit from current income and good capital appreciation, while cushioning some of the risk inherent in the broader market. Our focus is to provide you with stable growth in all market cycles.

     These volatile markets, the exponential growth of technology, and worldwide free markets make the time we live in exciting. We expect the markets to remain volatile, but more importantly believe there are long-term opportunities to build wealth. We are continuing to keep a keen eye on the business valuations, earnings and accelerating cash flow enabling us to maintain a consistent risk/reward advantage.

     To those who have joined us this year, thank you for your confidence in choosing the CALAMOS Portfolio. We assure you of our continued dedication to managing the Portfolio to help you meet, and hopefully exceed your financial goals.

Sincerely,



John P. Calamos



Kclsar9908

SCHEDULE OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
CALAMOS CONVERTIBLE PORTFOLIO

Principal
  Amount                                                       Value
---------                                                    --------

CONVERTIBLE BONDS (44.3%)

                 BASIC INDUSTRIES (1.2%)
       $ 3,000   Interim Services                             $ 2,606
                  4.500%, 06/01/05
                 CAPITAL GOODS - TECHNOLOGY (18.4%)
         3,000   Affiliated Computer Services Corporation       4,040
                  4.000%, 03/15/05
         9,000   Atmel Corporation (b)                          3,789
                  0.000%, 04/15/18
         5,000   Bell Atlantic Corporation (Cable&Wireless)     5,100
                  4.250%, 09/15/05
         5,000   Hewlett Packard (Lyons)(a)                     3,100
                  0.000%, 10/14/17
         3,000   NET.B@Nk, Inc.                                 3,705
                  4.750%, 06/01/04
         4,000   Mindspring Entrp                               3,782
                  5.000%, 04/15/06
         3,000   Solectron Corporation (a)                      1,740
                  0.000%, 01/27/19
         6,000   Solectron Corporation (a),(b)                  3,480
                  0.000%, 01/27/19
         3,000   Systems & Computer Technology Corporation      2,524
                  5.000%, 10/15/04
        11,000   U.S. Cellular Corporation                      5,652
                  0.000%, 06/15/15
         5,000   Xerox Corporation                              3,176
                  0.570%, 04/21/18                           --------

                                                               40,088

                 CONSUMER CYCLICALS (8.5%)
         5,000   The Interpublic Group of Companies, Inc.(b)    4,588
                  1.870%, 06/01/06
         8,000   Marriott International, Inc. (a)               5,663
                  0.000%, 03/25/11
         6,000   Office Depot, Inc.                             4,927
                  0.000%, 11/01/08
         2,000   Omnicom Group, Inc.                            3,430
                  2.250%, 01/06/13
                                                               18,608

                 CONSUMER GROWTH STAPLES (9.8%)
         6,000   Athena Neurosciences (Elan) (a),(b)            3,073
                  0.000%, 12/14/18
         4,000   Cendant (CUC Intl)                             3,800
                  3.000%, 02/15/02
         6,000   Costco Companies, Inc.                         5,709
                  0.000%, 08/19/17
         2,000   Genzyme Corporation                            2,762
                  5.250%, 06/01/05
         6,000   Roche Holdings Company (a)(b)                  2,873
                  0.000%, 05/06/12
         7,000   Times Mirror (a)                               3,273
                  0.000%, 04/15/17                           --------

                                                               21,490

Principal
 Amount                                                         Value
---------                                                     --------
                 CREDIT CYCLICALS (1.5%)
        $4,000   BankAtlantic Bancorp, Inc.                     $3,210
                   5.625%, 12/01/07

                 ENERGY (2.8%)
         3,000   Diamond Offshore Drilling                       2,978
                    3.750%, 02/15/07
         3,000   Pennzenergy (Chevron)                           3,060
                    4.900%, 08/15/08
                                                                 6,038

                 FINANCIAL (2.1%)
         5,000   Financial Fed Corp                              4,600
                    4.500%, 05/01/05

                                                              ========
                    TOTAL CONVERTIBLE BONDS                     96,640
                    (Cost $94,186)
Number of
 Shares                                                         Value
---------                                                     --------

CONVERTIBLE PREFERRD STOCKS (25.2%)

                 BASIC INDUSTRIES (3.3%)
            60   Crown Cork & Seal                              1,609
                    2.000% Series A
            90   Sealed Air Corporation                         5,625
                    2.000% Series A                           -------
                                                                7,234

                 CAPITAL GOODS - TECHNOLOGY (4.4%)
            10   Adelphia Commun                                2,010
                    5.500%
            75   PSINET,  Inc.                                  3,619
                    6.750%
            20   Qualcomm Financial Trust, Inc.                 4,047
                    5.750%                                    -------
                                                                9,676

                 CONSUMER CYCLICALS (1.5%)
            25   Royal Caribbean Cruises Limited                3,375
                    7.250% Series A

                 CONSUMER GROWTH STAPLES (1.3%)
            70   Monsanto Co.                                   2,809
                    2.600%

                 CONSUMER STAPLES (3.7%)
           100   Seagram Company, Ltd.                          4,994
                    5.500%
            80   Suiza Foods Corporation                        2,990
                    5.500%                                    -------
                                                                7,984

Number of
  Shares                                                 Value
---------                                              ---------
          FINANCIAL (4.9%)
    170   National Australia Bank                         $5,164
             7.875%
    130   Host Marriott Corporation                        5,444
             6.750%                                    ---------
                                                          10,608

          TRANSPORTATION (3.6%)
    100   Arkansas Best Corporation                        3,550
             2.875% Series A
     20   Canadian National Railway (Quips)                1,070
             5.250%
     60   Union Pacific Capital Trust                      3,188
             6.250%                                    ---------
                                                           7,808

          UTILITIES (2.5%)
     95   AES Trust II (TECONS)                            5,456
             5.500% Series B
                                                       =========
          TOTAL CONVERTIBLE PREFERRED STOCKS              54,950
          (Cost $53,598)

 Common Stocks (1.3%)

          CONSUMER GROWTH STAPLES (1.3%)
     45   Nike, Inc. Class B                               2,849
                                                       =========
          TOTAL COMMON STOCKS                              2,849
          (Cost $2,866)
                                                       =========
TOTAL INVESTMENTS (70.8%)                                154,439
          (Cost $150,650)

CASH DEPOSITS WITH CUSTODIAN                              93,777
(INTEREST BEARING) (43.0%)

LIABILITIES, LESS OTHER ASSETS (13.8%)                   (29,992)
                                                       ---------
NET ASSETS (100%)                                        218,224
                                                       =========
NET ASSET VALUE PER SHARE                                  10.29
                                                       =========
(21,209 shares outstanding)

NOTES TO SCHEDULE OF INVESTMENTS
(a) LYON - Liquid Yield Option Note
(b) Rule 144A security- Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, and any resale must be an exempt transaction, normally to other qualified institutional investors.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)
                                                               Convertible
                                                                Portfolio
------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $150,650)                                 $154,439
Cash with custodian (interest bearing)                                  93,777
Accrued interest and dividends receivable                                  608
Other receivables                                                          112
          Total Assets                                            ------------
                                                                      $248,936
                                                                  ------------
LIABILITIES AND NET ASSETS
Payable for investments purchased                                       30,561
Payable for fund shares redeemed                                            18
Payable to investment adviser                                              100
Accounts payable and accrued liabilities                                    33
   Total Liabilities                                              ------------
                                                                        30,712
                                                                  ------------
                                                     NET ASSETS       $218,224
                                                                  ============

                                         ANALYSIS OF NET ASSETS
Excess of amounts received from issuance
   of shares over amounts paid on redemptions
   of shares on account of capital                                    $214,003
                            Undistributed net investment income            432
Accumulated net realized gain (loss)
   on investments                                                            0
Net unrealized appreciation on investments
   and other assets less liabilities                                     3,789
                                                                  ------------
                                                     NET ASSETS       $218,224

                    Net Assets Applicable to Shares Outstanding       $218,224

                                             Shares Outstanding         21,209

                 Net Asset Value and Redemption Price Per Share         $10.29

STATEMENT OF OPERATIONS
May 18, 1999 through June 30, 1999 (Unaudited)
                                                               Convertible
                                                                Portfolio
--------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                        $      100
Dividends                                                              218
Other                                                                  247
                                                                ----------
          Total Investment Income                                      565
                                                                ----------
EXPENSES
Investment advisory fees                                               100
Other                                                                   33
                                                                ----------
          Total expenses                                               133
          Less expense reimbursement                                     -
          Net expenses                                          ----------
                                                                       133
                                                                ----------
NET INVESTMENT INCOME                                                  432
                                                                ----------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) on investments and options, and forward
foreign currency contracts                                               -
Change in net unrealized appreciation
on investments, options, and forward foreign currency contracts      3,789
                                                                ----------
NET GAIN (LOSS) ON INVESTMENTS                                       3,789
                                                                ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                       $    4,221
                                                                ==========




                 See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
May 18, 1999 through June 30, 1999 (Unaudited)

                                            Convertible
                                             Portfolio
-------------------------------------------------------
OPERATIONS
Net investment income (loss)                  $     432
Net realized gain (loss) on investments
(including options), and forward
foreign currency contracts                            0
Change in unrealized appreciation
     or depreciation on investments
     (including options), and forward
     foreign currency contracts                   3,789
Increase in net assets                        ---------
     resulting from operations                    4,221
                                              ---------
DISTRIBUTIONS
TO SHAREHOLDERS
Net investment income                                 -
Net realized gains                                    -
Return of capital                                     -
Total distributions                           ---------
                                                      -
                                              ---------
           INCREASE (DECREASE) IN
           NET ASSETS FROM CAPITAL
           SHARE TRANSACTIONS                   214,003
                                              ---------
           TOTAL  INCREASE
           (DECREASE) IN
           NET ASSETS                           218,224
                                              ---------
           NET ASSETS
           May 18, 1999                               -
                                              ---------
           End of period, June 30, 1999       $ 218,224
           Undistributed Net                  =========
           Investment Income                  $     432







                 See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UUNAUDITED)

Selected data for a share outstanding throughout the period is as follows:

CALAMOS Convertible Portfolio
--------------------------------------------------------------------------------


                                                    May 18
                                               through  June 30,
                                              ------------------
                                                     1999
                                              ------------------
Net asset value, beginning of period                $10.00
Income from investment operations:
  Net investment income                                .02
  Net realized and unrealized gain (loss)
    on investments                                     .27
                                              ------------------
   Total from investment operation                     .29
                                              ------------------
Less distributions:
   Dividends from net investment income                  -
   Dividends from net realized capital gains             -
   Dividends in excess of net realized
    capital gains                                        -
                                              ------------------
    Total distributions                                  -
                                              ------------------
Net asset value, end of period                      $10.29
                                              ==================
Total return                                           2.9%
Ratios and supplemental data:
    Net assets, end of period (000)                 $  218
    Ratio of expenses to average net assets            0.1%
    Ratio of net investment income to
       average net assets                              0.3%

    Portfolio turnover rate                            0.0%
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the "Trust"), consists of a single series, Calamos Convertible Portfolio (the"Portfolio"). The Trust currently offers the Portfolio's shares to certain life insurance companies (Participating Insurance Companies) for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Trust may also offer the Portfolio to certain pension plans and retirement arrangements and accounts permitting accumulation of fund on a tax-deferred basis.

Portfolio Valuation - Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of original issue discount and market discount. Dividend income is recognized on the ex-dividend date.

Federal Income Taxes - No provision has been made for Federal income taxes since the Portfolio elected to be taxed as a "regulated investment company" and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

Dividends and Capital Gains - The Portfolio intends to distribute to its shareholders substantially all of its dividends and capital gains. The Portfolio declares and pays dividends from net investment income quarterly, and pays any long-term gains annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 - INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio. The fee paid by the Portfolio is at the annual rate of 0.75% of average net assets.

CAM has voluntarily undertaken to limit normal operating expenses of the Portfolio to 1% of average daily net assets. This reimbursement is voluntary and may be terminated by CAM at any time.

Certain portfolio transactions for the Portfolio have been executed through CFS as broker, consistent with the Portfolio's policy of obtaining best price and execution. During the period May 18, 1999 through June 30,1999, the Portfolio paid no brokerage commissions to CFS on purchases and sales of portfolio securities.

Certain officers and trustees of the Trust are also officers and directors of CFS and CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

NOTE 3 - INVESTMENTS

Purchases and sales of investments other than short-term obligations by the Portfolio for the period ended June 30, 1999, were as follows:


                               Convertible
                                Portfolio
-------------------------------------------------------
  Purchases                      $150,549
  Proceeds from sales            $      0

The following information is based on the cost basis of investments for Federal income tax purposes at June 30, 1999:

                               Convertible
                                Portfolio
-------------------------------------------------------
  Cost basis of investments      $150,650
  Gross unrealized appreciation  $  5,794
  Gross unrealized depreciation  $ (2,005)
  Net unrealized appreciation    $  3,789

NOTE 4 - SHORT SALES

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. These transactions result in off-balance-sheet risk, i.e., the risk that the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. To the extent a portfolio owns equivalent securities, the off-balance-sheet risk is offset. The Portfolio did not engage in short sales during the period ended June 30, 1999.

NOTE 5 - COVERED CALL OPTIONS WRITTEN

There were no outstanding written covered call options or transactions in covered call options written by the Portfolio for the period ended June 30, 1999.

NOTE 6 - INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

Effective March 17, 1999, the Portfolio entered into a custody agreement with The Bank of New York, whereby the Portfolio earns interest on its average daily balance deposited with the custodian at a rate equal to the current Federal Reserve federal funds rate. During the period ended June 30, 1999, the Portfolio earned $34 in interest income under its arrangement with The Bank of New York.

Note 7 - Capital Share Transactions

The following table summarizes the activity in capital shares of the Portfolio:
PERIOD ENDED JUNE 30, 1999
                                        Convertible
                                         Portfolio
---------------------------------------------------------
                                  Shares         Dollars
Shares Sold                       21,213        $214,042
Shares issued in reinvestment
of distributions                       -               -
Less shares redeemed                  (4)            (38)
                                -------------------------
Increase (Decrease)               21,209        $214,003
                                =========================